                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  November 20, 2002
MONTHLY PERIOD:     October, 2002

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.



A. Information Regarding the Current Monthly Distribution

1. Notes

          (A) The aggregate amount of the distribution with respect to:

                                 Class A-1 Notes                  16,347,863.86
                                 Class A-2 Notes                     264,333.33
                                 Class A-3 Notes                     525,666.67
                                 Class A-4 Notes                     230,322.22
                                   Class B Notes                      46,200.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                                 Class A-1 Notes                     268,105.83
                                 Class A-2 Notes                     264,333.33
                                 Class A-3 Notes                     525,666.67
                                 Class A-4 Notes                     230,322.22
                                   Class B Notes                      46,200.00

          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                                 Class A-1 Notes                  16,079,758.03
                                 Class A-2 Notes                           0.00
                                 Class A-3 Notes                              -
                                 Class A-4 Notes                              -
                                   Class B Notes                              -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:   November 20, 2002
MONTHLY PERIOD:      October, 2002

        (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                                              Class A-1 Notes      122.91626962
                                              Class A-2 Notes        2.16666664
                                              Class A-3 Notes        2.76666668
                                              Class A-4 Notes        3.37777775
                                                Class B Notes        3.91111111


        (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                                                Class A-1 Notes      2.01583331
                                                Class A-2 Notes      2.16666664
                                                Class A-3 Notes      2.76666668
                                                Class A-4 Notes      3.37777775
                                                  Class B Notes      3.91111111


        (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

                                                 Class A-1 Notes   120.90043632
                                                 Class A-2 Notes     0.00000000
                                                 Class A-3 Notes     -
                                                 Class A-4 Notes     -
                                                 Class B Notes       -

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

        (A)          The Pool Balance at the close of business
                     on the last day of the Monthly Period:      417,530,429.67

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes


DISTRIBUTION DATE:  November 20, 2002
MONTHLY PERIOD:     October, 2002

          (B)  The aggregate outstanding principal
               amount of each Class of Notes after
               giving effect to payments allocated to
               principal as set forth in paragraph
               A.1 (C) above with respect to:

                                           Class A-1 Notes        116,920,241.97
                                           Class A-2 Notes        122,000,000.00
                                           Class A-3 Notes        190,000,000.00
                                           Class A-4 Notes         68,187,500.00
                                             Class B Notes         11,812,500.00


          (C)  The Note Pool Factor for each Class of
               Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                                           Class A-1 Notes            0.87909956
                                           Class A-2 Notes            1.00000000
                                           Class A-3 Notes            1.00000000
                                           Class A-4 Notes            1.00000000
                                             Class B Notes            1.00000000


          (D)  The amount of aggregate Realized Losses
               for the preceding Monthly Period:
                                                                        (207.06)

          (E)  The aggregate Purchase Amount for all
               Receivables that were repurchased in the
               Monthly Period:
                                                                               -


 2. Servicing Fee

               The aggregate amount of the Servicing Fee
               paid to the Servicer with respect to the
               preceding Monthly Period
                                                                      180,321.03

3. Payment Shortfalls

          (A)  The amount of the Noteholders' Interest
               Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                                           Class A-1 Notes                     -
                                           Class A-2 Notes                     -
                                           Class A-3 Notes                     -
                                           Class A-4 Notes                     -
                                             Class B Notes                     -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  November 20, 2002
MONTHLY PERIOD:     October, 2002

          (B)  The amount of the Noteholders' Interest
               Carryover Shortfall set forth in
               paragraph 3(A) above per $1,000 interest with respect to:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes                    -
                                            Class A-3 Notes                    -
                                            Class A-4 Notes                    -
                                              Class B Notes                    -


4

          (A)  The aggregate amount of collections by
               the Servicer during the preceding Monthly
               Period:
                                                                   17,556,046.53

          (B)  The aggregate amount which was received
               by the Trust from the Servicer during the
               Monthly Period:
                                                                   17,375,725.50

          (C)  The number of Receivables that are delinquent for:

                                                 30-59 days                   49
                                                 60-89 days                    -
                                            90 or more days                    -
                             Repossessed Autos in Inventory                    -

M&I Auto Loan Trust 2002-1                                                Page 1
Monthly Servicing Report

Distribution Date               November 20, 2002                             Closing Date:     October 10, 2002
Collection Period Begin Date:     October 5, 2002               Previous Distribution Date:                  N/A
Collection Period End Date:      October 31, 2002      Previous Collection Period End Date:                  N/A



--------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics    Cutoff Balance   Coupon       Accrual        Legal Final           CUSIP
                                                                Calendar         Maturity
--------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes               $133,000,000.00     1.770%   Actual/360     October 20, 2003      55255PAF7
ii  Class A-2 Notes               $122,000,000.00     1.950%      30/360         July 20, 2005      55255PAG5
iii Class A-3 Notes               $190,000,000.00     2.490%      30/360      October 22, 2007      55255PAH3
iv  Class A-4 Notes                $68,187,500.00     3.040%      30/360      October 20, 2008      55255PAJ9
v   Class B Notes                  $11,812,500.00     3.520%      30/360    September 21, 2009      55255PAK6
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
B. Bond Balances               Balance as of              % of Original Balance    Unpaid Interest   Unpaid Interest
                         10/5/2002       11/20/2002     10/5/2002      11/20/2002       N/A             11/20/2002
--------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes  $133,000,000.00  $116,920,241.97    100.00%         87.91%          -                  -
ii  Class A-2 Notes  $122,000,000.00  $122,000,000.00    100.00%        100.00%          -                  -
iii Class A-3 Notes  $190,000,000.00  $190,000,000.00    100.00%        100.00%          -                  -
iv  Class A-4 Notes   $68,187,500.00   $68,187,500.00    100.00%        100.00%          -                  -
v   Class B Notes     $11,812,500.00   $11,812,500.00    100.00%        100.00%          -                  -
--------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 2
Monthly Servicing Report

Distribution Date                November 20, 2002                          Closing Date:      October 10, 2002
Collection Date Begin Date:        October 5, 2002            Previous Distribution Date:                   N/A
Collection Period End Date:       October 31, 2002   Previous Collection Period End Date:                   N/A

---------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------

I.   Initial Reserve Deposit               $2,431,305.00
ii   Beginning of Period Reserve Balance   $2,431,305.00
iii  Specified Reserve Account Percent              0.50% of Current Pool Balance
iv   Specified Reserve Account Floor               $0.00
v    Specified Reserve Account Balance     $2,431,305.00
vi   Reserve Account Release                        0.00
vii  Reserve Account Draws                         $0.00
viii Reserve Account Deposits                      $0.00
ix   End of Period Reserve Balance         $2,431,305.00
x    Outstanding Simple Interest Advances     $30,316.77
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
D. Pre-Funding Account
---------------------------------------------------------------------------------
I    Pre-Funding Amount %                                               17.57%
ii   Pre-Funding Transfer Amount                                        $0.00
iii  Pre-Funding Account Balance                               $92,229,516.32
iv   Investment Earnings and Income on funds in deposit            $38,660.58
     in the Pre-Funding Account during the collection period
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
E. Servicing
---------------------------------------------------------------------------------
I    Servicing Fee Percentage                                            0.50%
ii   Beginning of Period Servicing Shortfall                             0.00
iii  End of Period Servicing Shortfall                                   0.00
---------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 3
Monthly Servicing Report


Distribution Date                 November 20, 2002                                               Closing Date:     October 10, 2002
Collection Period Begin Date:       October 5, 2002                                 Previous Distribution Date:                  N/A
Collection                         October 31, 2002                        Previous Collection Period End Date:                  N/A

-----------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics          Initial Balance              Balance as of                    % of Original as of
                                         10/4/2002          10/4/2002         10/31/2002         10/4/2002         10/31/2002
-----------------------------------------------------------------------------------------------------------------------------
I   Principal Balance                 $432,770,483.68    $432,770,483.68    $417,530,429.67      100.00%            96.48%
ii  Number of Contracts                        32,439             32,439             31,837      100.00%            98.14%
iii Weighted Average Coupon (WAC)               7.32%              7.32%              7.32%
iv  Weighted Average Original Term              59.64              59.64              59.64
v   Weighted Average Remaining Term             50.24              50.24              49.47
vi  Weighted Average Seasoning                   9.40               9.40              10.17
-----------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 4
Monthly Servicing Report


Distribution Date                  November 20, 2002                             Closing Date:     August 30, 2001
Collection Period Begin Date:        October 5, 2002               Previous Distribution Date:                 N/A
Collection Period End Date:         October 31, 2002      Previous Collection Period End Date:                 N/A

---------------------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                  # of Contracts           % of # of Contracts           Principal Balance
                                        10/4/2002   10/31/2002     10/4/2002    10/31/2002      10/4/2002        10/31/2002
---------------------------------------------------------------------------------------------------------------------------
I   30-59 Days Delinquent                  0           49               0.00%         0.15%          0.00        538,326.55
ii  60-89 Days Delinquent                  0            0               0.00%         0.00%          0.00              0.00
iii 90-119 Days Delinquent                 0            0               0.00%         0.00%          0.00              0.00
iv  120+ Days Delinquent                   0            0               0.00%         0.00%          0.00              0.00
v   Repo in Inventory (Charged-Off)        0            0               0.00%         0.00%          0.00              0.00
vi  Repo in Inventory (Not Charged-Off)    0            0               0.00%         0.00%          0.00              0.00
vii Gross Charge-Offs in Period            0            0               0.00%         0.00%          0.00              0.00
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
G.1 Portfolio Performance                          % of Principal Balance
                                                  10/4/2002       10/31/2002
--------------------------------------------------------------------------------
I   30-59 Days Delinquent                              0.00%            0.13%
ii  60-89 Days Delinquent                              0.00%            0.00
iii 90-119 Days Delinquent                             0.00%            0.00
iv  120+ Days Delinquent                               0.00%            0.00
v   Repo in Inventory (Charged-Off)                    0.00%            0.00
vi  Repo in Inventory (Not Charged-Off)                0.00%            0.00
vii Gross Charge-Offs in Period                        0.00%            0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
G.2 Ratios                              Ratio
                            N/A       10/4/2002     10/31/2002  3 Month Average
--------------------------------------------------------------------------------
I  Net Loss Ratio          0.00%           0.00%          0.00%            0.00%
ii Delinquency Ratio       0.00%           0.00%          0.00%            0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
H. Portfolio Charge-Offs                        Dollar Amount                         % of Original Balance
                                         10/4/2002         10/31/2002            10/4/2002          10/31/2002
--------------------------------------------------------------------------------------------------------------
I   Gross Charge-Offs in Period              $0.00              $0.00                0.000%              0.000%
ii  Cumulative Gross Charge-Offs             $0.00              $0.00                0.000%              0.000%
iii Net Losses in Period                     $0.00           ($207.06)               0.000%              0.000%
iv  Cumulative Net Losses                    $0.00           ($207.06)               0.000%              0.000%
--------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                              Page 5
Monthly Servicing Report

Distribution Date                November 20, 2002                           Closing Date:    October 10, 2002
Collection Period Begin Date:      October 5, 2002             Previous Distribution Date:                 N/A
Collection Period End Date:       October 31, 2002    Previous Collection Period End Date:                 N/A


--------------------------------------------------------------------------------
I. Pool Collections
--------------------------------------------------------------------------------
I.    Borrower Interest Collections                                2,285,468.69
ii    Borrower Principal Collections                              15,240,054.01
iii   Net Liquidation Proceeds                                               -
iv    Recoveries                                                         207.06
v.    Simple Interest Advance                                         30,316.77
vi.   Repurchase Amounts (Interest)                                          -
vii.  Repurchase Amounts (Principal)                                         -
viii. Total Interest Collections                                   2,315,785.46
ix.   Total Principal Collections                                $15,240,261.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Pool Balance Reconciliation
--------------------------------------------------------------------------------
I.    Beginning Pool Balance                                     432,770,483.68
ii    Pool Balance Reductions from Principal Collections          15,240,054.01
iii   Gross Charge-Offs in Period                                            -
iv    Ending Pool Balance                                        417,530,429.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
K. Total Available
--------------------------------------------------------------------------------
I.    Total Pool Collections                                     $17,556,046.53
ii    Pre-Funding Account Income                                     $38,660.58
        Reserve Account Balance                    $2,431,305.00
        Specified Reserve Account Amount           $2,431,305.00
iii   Reserve Account Release                                                -
iv    Reserve Account Draw                                                 0.00
v     Collected Funds                                            $17,594,707.11
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 6
Monthly Servicing Report


Distribution Date:              November 20, 2002                                                 Closing Date:     October 10, 2002
Collection Period Begin Date:     October 5, 2002                                   Previous Distribution Date:                  N/A
Collection Period End Date:      October 31, 2002                          Previous Collection Period End Date:                  N/A

----------------------------------------------------------------------------------------------------------------------------------
L. Waterfall                                                Calculation Steps          Amount Due  Amount Available   Amount Paid
                                                                                                   for Distribution
----------------------------------------------------------------------------------------------------------------------------------

I   Reimbursement of Outstanding Simple Interest Advances               $0.00               $0.00    17,594,707.11             -
              Servicing Fee                                        180,321.03
              Previous Servicing Fee Shortfall                           0.00
                                                                  ===========
ii   Total Servicing Fee                                          $180,321.03         $180,321.03    17,594,707.11      180,321.03
iii  Class A Notes Interest Distribution                                             1,288,428.05    17,414,386.08    1,288,428.05
iv   Class B Notes Interest Distribution                                $0.00          46,200,000    16,125,958.03      46,200,000
v    Reserve Fund Deposit                                               $0.00               $0.00    16,079,758.03             -
         a)  Previous Class A-1 Notes                         $133,000,000.00               $0.00              -               -
         b)  Previous Note Balance - Pool Balance             $107,469,570.33               $0.00              -               -
       X.) MAX of a) and b)                                   $133,000,000.00               $0.00              -               -
vi   Regular Principal Distribution                           $133,000,000.00      133,000,000.00    16,079,758.03   16,079,758.03
vii  Release to Seller                                                                        -                -               -
----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 7
Monthly Servicing Report

Distribution Date:            November 20, 2002                          Closing Date:  October 10, 2002
Collection Period Begin Date:   October 5, 2002            Previous Distribution Date:               N/A
Collection Period End Date:    October 31, 2002   Previous Collection Period End Date:               N/A

------------------------------------------------------------------------------------------------------------------------------------
M. Bond Interest    Coupon  Number of Days  Current Interest Previous Interest  Accrued      Total Bond    Total Bond      Interest
   Distributions            in Pay Period                      Shortfall       Interest on  Interest Due  Interest Paid    Shortfall
                                                                                Interest
------------------------------------------------------------------------------------------------------------------------------------
 Total Class A Notes                         $1,288,428.05        0.00             0.00      1,288,428.05   1,288,428.05      0.00
 Class A-1 Notes     1.770%       41           $268,105.83        0.00             0.00        268,105.83     268,105.83      0.00
 Class A-2 Notes     1.950%       40           $264,333.33        0.00             0.00        264,333.33     264,333.33      0.00
 Class A-3 Notes     2.490%       40           $525,666.67        0.00             0.00        525,666.67     525,666.67      0.00
 Class A-4 Notes     3.040%       40           $230,322.22        0.00             0.00        230,322.22     230,322.22      0.00
 Class B Notes       3.520%       40            $46,200.00        0.00             0.00         46,200.00      46,200.00      0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
M. Bond Principal Distributions
--------------------------------------------------------
 Regular Principal Distribution            16,079,758.03
                                           =============
 Total Principal Distribution              16,079,758.03
                                                       0
 Class A-1 Notes Principal Distribution    16,079,758.03
 Class A-2 Notes Principal Distribution             0.00
 Class A-3 Notes Principal Distribution             0.00
 Class A-4 Notes Principal Distribution             0.00
 Class B Notes Principal Distribution               0.00
--------------------------------------------------------